December 30, 2024 AXS-05 Alzheimer’s Disease Agitation Phase 3 Clinical Program ACCORD-2, ADVANCE-2, and Long-term safety Phase 3 trial topline results

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Agenda Mark Jacobson, MA Chief Operating Officer Herriot Tabuteau, MD Founder and Chief Executive Officer Sue Giordano, PhD Vice President, Medical Affairs Dr. Jeffrey Cummings, MD, ScD Herriot Tabuteau, MD Mark Jacobson, MA Sue Giordano, PhD Introduction Phase 3 trial results ACCORD-2, ADVANCE-2, long-term safety trial Alzheimer’s disease agitation Disease overview Q&A Dr. Jeffrey Cummings, MD, ScD Vice Chair of Research, UNLV Department of Brain Health Clinical perspective

Develop and deliver transformative medicines for the hundreds of millions of people impacted by central nervous system conditions

Summary of topline results AXS-05 met the primary endpoint in the ACCORD-2 trial by statistically significantly delaying the time to relapse of Alzheimer’s disease (AD) agitation compared to placebo (p=0.001) Met key secondary endpoint compared to placebo (p=0.001; prevention of relapse of AD agitation) Reduced worsening of overall AD severity compared to placebo (p<0.001; CGI-S Alzheimer’s disease overall clinical status) AXS-05 demonstrated numerically greater improvements on primary and secondary endpoints in the ADVANCE-2 trial Robust efficacy demonstrated in third pivotal, placebo-controlled trial Favorable safety and tolerability profile reinforced by long-term, open-label extension trial AXS-05 was well tolerated in controlled and long-term trials AXS-05 was not associated with death, increased risk of falls, cognitive decline, or sedation Long-term safety trial completed with required number of patients treated for 6 and 12 months

AXS-05 (dextromethorphan-bupropion)

Potentially first-in-class, best-in-class treatment for Alzheimer's disease agitation

In Alzheimer's disease, insoluble Aβ production and accumulation ***triggers secondary steps*** leading to synaptic loss and neuronal cell death[1,2]

Reductions in certain ***neurotransmitters*** are thought to contribute to cognitive and behavioral symptoms including agitation and aggression[1-4]

AXS-05 ***modulates the function*** of neurotransmitters implicated in Alzheimer's disease (glutamate, sigma-1, norepinephrine, and dopamine)[1-4]

Brain regions implicated in AD agitation[4]


Aβ generation
Oxidation
Glutamateric Excitotoxicity
Aβ aggregation
Inflammation
Tau hyperphosphorylation
Plaques with microglial activation
Neurofibrillary tangles
Neuronal cell death
Neurotransmitter deficits
Cognitive and Behavioral Abnormalities

AXS-05 pharmacological actions[5,6]

1. Cummings, J.L. *N Engl J Med.* (2004); 2. Querfurth, H.W. & LaFerla, F.M. *N Engl J Med.* (2010); 3. Porsteinsson, A.P. & Antonsdottir, I.M. *Expert Opin Pharmacother.* (2017); 4. Rosenberg, P.B., Nowrangi, M.A., & Lyketsos, C.G. *Mol Aspects Med.* (2015); 5. Stahl, S.M. *CNS Spectr.* (2019); 6. Cheng, W. et al. *Mol Med Rep.* (2015)

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ACCORD-2 Phase 3 trial topline results †Also established component contribution by demonstrating statistical superiority vs. bupropion Phase 3 (N=167) ACCORD-2 Efficacy and safety of AXS-05 vs. placebo Open-label treatment period followed by 24-week, double-blind, placebo-controlled, randomized withdrawal period Efficacy and safety of AXS-05 vs. placebo 9-week, open-label treatment period followed by 26-week, double-blind, multi-center, placebo-controlled, randomized withdrawal period Phase 3 (N=108) Phase 2/3 (N=366) ACCORD-1 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial ADVANCE-1† Phase 3 (N=408) ADVANCE-2 Phase 3 (N=456) ACCORD-2 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial Long-term efficacy and safety of AXS-05 12-month, open-label extension (OLE) of ACCORD-1 and ADVANCE-2 Long-term safety

ACCORD-2 trial design

Phase 3, multi-center, double-blind, placebo-controlled, randomized withdrawal trial



Open-label period
Baseline
Double-blind treatment period
(Up to 24 weeks)
AXS-05 (n=295)
1:1 R
N=167
AXS-05 (n=83)
Placebo (n=84)

Key eligibility criteria

- 65-90 years of age
- Diagnosis of probable AD (NIA-AA) and clinically significant agitation resulting from probable AD
- MMSE between 10 and 24
- NPI-AA score ≥4

Primary endpoint

- Time from randomization to relapse of agitation

Relapse criteria

- ≥10-point increase (worsening) from randomization in the CMAI total score
- CMAI total score ≥ baseline CMAI total score
- Hospitalization for worsening AD agitation

AD = Alzheimer's disease; NIA-AA = National Institute on Aging-Alzheimer's Association; MMSE = Mini-Mental State Examination; NPI-AA = Neuropsychiatric Inventory-Agitation/Aggression domain

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CMAI = Cohen-Mansfield Agitation Inventory; MMSE = Mini-Mental State Examination Open-label period Double-blind period AXS-05 (n=295) AXS-05 (n=83) Placebo (n=84) Age, years (SD) 74.0 (5.3) 73.3 (4.2) 74.2 (5.6) Female, n (%) 186 (63.1) 54 (65.1) 51 (60.7) Race, n (%) White 268 (90.8) 77 (92.8) 77 (91.7) Black 26 (8.8) 5 (6.0) 7 (8.3) Asian 0 (0.0) 0 (0.0) 0 (0.0) Other or not reported 0 (0.0) 1 (1.2) 1 (0.6) Baseline CMAI total score 73.3 44.3 45.4 Baseline MMSE score 19.3 21.1 21.7 ACCORD-2 demographics and baseline characteristics

AD = Alzheimer’s disease Hazard Ratio for Time to Relapse Hazard Ratio (95% CI) 0.276 (0.119-0.641) p-value 0.001 Statistically significant delay in the time to relapse of agitation Primary endpoint (ACCORD-2): Time from randomization to relapse of AD agitation

p=0.001 Statistically significant prevention of agitation relapse Key secondary endpoint (ACCORD-2): Prevention of relapse of Alzheimer’s disease agitation

Reduced worsening of overall Alzheimer’s disease severity ACCORD-2 Percent of patients with worsening AD severity (CGI-S Alzheimer’s disease overall clinical status) AXS-05 Placebo p-value 13.3% 39.3% <0.001

ACCORD-2 summary of adverse events Falls reported in 2 patients (2.4%) in the AXS-05 group; only one deemed related to study medication No deaths reported in either treatment group AXS-05 was not associated with deaths, sedation, or cognitive decline as measured by the MMSE TEAE = treatment emergent adverse event Double-blind period Number of patients (%) AXS-05 (n=82) Placebo (n=84) Incidence of TEAEs 24 (29.3) 27 (32.1) Incidence of serious TEAEs 0 (0.0) 2 (2.4) Discontinuation due to TEAEs 0 (0.0) 1 (1.2) Most common TEAEs (≥3% in AXS-05 group) Anemia 3 (3.7) 1 (1.2) Headache 3 (3.7) 2 (2.4) Hyperkalemia 3 (3.7) 1 (1.2) Somnolence 3 (3.7) 0 (0.0) Back pain 3 (3.7) 0 (0.0)

Phase 3 (N=456) ACCORD-2 Long-term efficacy and safety of AXS-05 12-month, open-label extension (OLE) of ACCORD-1 and ADVANCE-2 Long-term safety Efficacy and safety of AXS-05 vs. placebo 9-week, open-label treatment period followed by 26-week, double-blind, multi-center, placebo-controlled, randomized withdrawal period Phase 3 (N=108) Phase 2/3 (N=366) ACCORD-1 ACCORD-2 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial Efficacy and safety of AXS-05 vs. placebo Open-label treatment period followed by 24-week, double-blind, placebo-controlled, randomized withdrawal period ADVANCE-1† Phase 3 (N=408) ADVANCE-2 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial ADVANCE-2 Phase 3 trial topline results †Also established component contribution by demonstrating statistical superiority vs. bupropion Phase 3 (N=167)

ADVANCE-2 trial design

Phase 3, multi-center, randomized, double-blind, placebo-controlled trial


Screening
(4 weeks)
Baseline
Double-blind treatment period
(5 weeks)
Follow-up
(1 week)
1:1 R
N=408
AXS-05 (n=204)
Placebo (n=204)

Key eligibility criteria

- 65-90 years of age
- Diagnosis of probable AD (NIA-AA) and clinically significant agitation resulting from probable AD
- MMSE between 10 and 24
- NPI-AA score ≥4

Dose titration

- AXS-05 30 mg/105 mg once daily escalated up to 45 mg/105 mg twice daily

Primary endpoint

- Change from baseline in CMAI total score compared to placebo at Week 5 axsome

AD = Alzheimer's disease; NIA-AA = National Institute on Aging-Alzheimer's Association; MMSE = Mini-Mental State Examination; NPI-AA = Neuropsychiatric Inventory-Agitation/Aggression domain; CMAI = Cohen-Mansfield Agitation Inventory

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ADVANCE-2 demographics and baseline characteristics ITT population CMAI = Cohen-Mansfield Agitation Inventory; MMSE = Mini-Mental State Examination AXS-05 (n=204) Placebo (n=204) Age, years (SD) 73.6 (5.3) 75.0 (5.7) Female, n (%) 130 (63.7) 112 (54.9) Race, n (%) White 184 (90.2) 178 (87.3) Black 18 (8.8) 23 (11.3) Asian 2 (1.0) 2 (1.0) Other or not reported 0 (0.0) 1 (0.5) Baseline CMAI total score 71.0 73.5 Baseline MMSE score 19.2 19.1

Numerically greater improvement in the CMAI total score vs. placebo demonstrated at all timepoints throughout the trial CMAI = Cohen-Mansfield Agitation Inventory p=0.38 Improvement in symptoms of agitation Primary endpoint (ADVANCE-2): Change from baseline in CMAI total score at Week 5 Secondary endpoints numerically favored AXS-05 over placebo, consistent with the primary endpoint

Number of patients (%) AXS-05 (n=204) Placebo (n=204) Incidence of TEAEs 53 (26.0) 44 (21.6) Incidence of serious TEAEs 2 (1.0) 0 (0.0) Discontinuation due to TEAEs 3 (1.5) 0 (0.0) Most common TEAEs (≥3% in AXS-05 group) Dizziness 12 (5.9) 3 (1.5) Headache 9 (4.4) 7 (3.4) Falls reported in one patient (0.5%) in each treatment arm, which was deemed unrelated to study medication in the AXS-05 group No deaths reported in either treatment group AXS-05 was not associated with death, sedation, or cognitive decline as measured by the MMSE TEAE = treatment emergent adverse event ADVANCE-2 summary of adverse events Safety population

Phase 3 (N=408) ACCORD-2 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial ADVANCE-2 Complete Efficacy and safety of AXS-05 vs. placebo 9-week, open-label treatment period followed by 26-week, double-blind, multi-center, placebo-controlled, randomized withdrawal period Phase 3 (N=108) Phase 2/3 (N=366) Phase 3 (N=167) ACCORD-1 ACCORD-2 Efficacy and safety of AXS-05 vs. placebo 5-week, randomized, double-blind, placebo-controlled, multi-center, parallel-group trial Efficacy and safety of AXS-05 vs. placebo Open-label treatment period followed by 24-week, double-blind, placebo-controlled, randomized withdrawal period ADVANCE-1† Long-term safety trial topline results †Also established component contribution by demonstrating statistical superiority vs. bupropion Phase 3 (N=456) Long-term safety Long-term efficacy and safety of AXS-05 12-month, open-label extension (OLE) of ACCORD-1 and ADVANCE-2

Long-term safety trial summary of adverse events TEAE = treatment emergent adverse event Number of patients (%) AXS-05 (n=456) Incidence of TEAEs 182 (39.9) Incidence of serious TEAEs 12 (2.6) Discontinuation due to TEAEs 2 (0.4) Most common TEAEs (≥3%) Headache 25 (5.5) Diarrhea 15 (3.3) Dizziness postural 14 (3.1) Fall 14 (3.1) Hyperkalemia 14 (3.1) Somnolence 14 (3.1) Urinary tract infection 14 (3.1) Falls reported in 3.1% of patients, with only 0.2% deemed related to study medication No deaths occurred in the trial None of the serious TEAEs were deemed related to study drug AXS-05 was not associated with death, sedation, or cognitive decline as measured by the MMSE

Four Phase 3 trials support efficacy and safety of AXS-05 in Alzheimer’s disease agitation ADVANCE-1 ADVANCE-2 ACCORD-1 ACCORD-2 Randomized, double-blind, active & placebo-controlled Randomized, double-blind, placebo-controlled Randomized withdrawal, double-blind, placebo-controlled Randomized withdrawal, double-blind, placebo-controlled 45 mg/105 mg twice daily 45 mg/105 mg twice daily 45 mg/105 mg twice daily 45 mg/105 mg twice daily 5 weeks 5 weeks Up to 26 weeks Up to 24 weeks N=366 N=408 N=108 N=167 Primary endpoint: Mean reduction from baseline in CMAI total score at Week 5 of 15.4 points for AXS-05 and 11.5 points for placebo (p=0.010) Primary endpoint: Mean reduction from baseline in CMAI total score at Week 5 of 13.8 points for AXS-05 and 12.6 points for placebo (p=0.380) Primary endpoint: Time to relapse: hazard ratio of 0.275 (p=0.014) Primary endpoint: Time to relapse: hazard ratio of 0.276 (p=0.001)

Sue Giordano, PhD Vice President of Medical Affairs Alzheimer’s disease agitation

Alzheimer's disease (AD) agitation

Number of U.S. adults aged 65+ with Alzheimer's dementia expected to double by 2060[1]


14M
7M
2024
2030
2040
2050
2060

Alzheimer's disease (AD) is the most common form of dementia, affecting approximately ***7M*** people in the U.S.[1]

Agitation is reported in ***~70%*** of people with AD and is characterized by emotional distress, verbal and physical aggressiveness, disruptive irritability, and disinhibition[1,2]

Psychosocial interventions of AD agitation, while recommended as first line treatment, are not always effective[3]

1. Alzheimer's Association (2024); 2. Trachtenberg et al. *J Neuropsychiatry Clin Neurosci.* (2002); 3. Porsteinsson, A.P. & Antonsdottir, I.M. *Expert Opin Pharmacother.* (2017)

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The four IPA criteria for agitation in cognitive disorders1 1. Cummings, J., et al. Int Psychogeriatr. (2015) IPA = International Psychogeriatric Association Patient meets criteria for a cognitive impairment or dementia syndrome, including: Alzheimer’s disease Mild cognitive impairment Other dementias ≥1 agitation behavior associated with emotional distress Behavior is persistent, frequently recurring for ≥2 weeks, or represents a change form the patient’s usual behavior Behavior(s) is severe and associated with excess distress or produces excess disability beyond that due to cognitive impairment Significantly impairs ≥1 of the following: Interpersonal relationships Other aspects of social functioning Ability to perform or participate in daily activities Agitation is not attributable to: Another psychiatric disorder or medical condition Suboptimal care conditions Physiological effects of a substance Cognitive impairment or dementia syndrome Agitation behavior and duration Agitation behavior severity Cause of agitation behavior

Agitation is a common behavioral symptom that may present in ~70% of patients with Alzheimer's disease[1,2]

Agitation encompasses three broadly defined symptom domains including both non-aggressive and aggressive behaviors[3,4]

Excessive motor activity behaviors

- Pacing
- Rocking
- Gesturing
- Pointing fingers
- Restlessness
- Performing repetitious mannerisms

Verbal aggression behaviors

- Yelling
- Speaking in an excessively loud voice
- Using profanity
- Screaming
- Shouting

Physical aggression behaviors

- Grabbing
- Shoving
- Pushing
- Resisting
- Hitting others
- Kicking objects or people
- Scratching
- Biting
- Throwing objects
- Hitting self
- Slamming doors
- Tearing things
- Destroying property

1. Alzheimer's Association (2024); 2. Tractenberg, R.E. et al. *J Neuropsychiatry Clin Neurosci.* (2002); 3. Cummings, J., et al. *Int Psychogeriatr.* (2015); Sano, M., et al. *Int Psychogeriatr.* (2023)

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Agitation worsens impact of Alzheimer's disease and adds significant burden on patient and caregiver

Agitation in patients with Alzheimer's disease is associated with[1-3]:

- ***Accelerated*** disease progression and cognitive decline
- ***Earlier*** institutionalization
- ***Increased*** mortality risk
- ***Greater*** health care utilization
- ***Increased*** caregiver burden
- ***Higher*** concomitant medication use
- ***Poor*** quality of life

1. Porsteinsson, A.P. & Antonsdottir, I.M. *Expert Opin Pharmacother.* (2017); 2. Fillit, H., et al. *Int J Geriatr Psychiatry* (2021); 3. Jones, E., et al. *J Alzheimers Dis.* (2021)

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Dr. Jeffrey Cummings, MD, ScD Vice Chair of Research, UNLV Department of Brain Health Clinical perspective

Unmet need in the treatment of Agitation associated with Alzheimer’s disease Agitation affects the majority of patients with Alzheimer’s disease and is one of the most troubling and consequential aspects of Alzheimer’s disease for patients and caregivers. Current pharmacologic treatments are primarily off-label medications: Typical and atypical antipsychotics, benzodiazepines, antiepileptics, antidepressants Limitations of off-label medications: Sedation, extrapyramidal side effects, falls, worsening of cognition, cardiovascular and cerebrovascular events Modest efficacy Only 1 FDA-approved agent, an atypical antipsychotic There is an urgent unmet need for new effective pharmacological treatments with favorable safety and tolerability

Challenges for clinical trials of agents for the treatment of neuropsychiatric syndromes Multiple specific challenges Robust placebo-group improvement: True placebo response Caregiver placebo response Trial and clinician response Issues with scales and raters Disease complexity and natural history of agitation Mitigates against placebo response: All subjects treated with active therapy Responders randomly assigned to active or placebo Assesses rate or time to symptom response, maintenance of effect Type 1 error control in conjunction with parallel group trial Benefits of randomized withdrawal trials 1. Zhu, 2021. Front. Psychiatry 11:562660. 2. Dowden and Munro J. Nat Rev Drug Discov. 2019 Jul;18(7):495-496. 3. Wong, Siah, and Lo. Biostatistics. 2019 Apr 1;20(2):273-286. 4. Hopkins et al. Current Medical Research and Opinion, 39:3, 467-471

Perspective on AXS-05 in Alzheimer’s disease agitation Safety of AXS-05 in Alzheimer’s disease agitation Well tolerated across controlled and long-term studies ADVANCE-2 provides supportive controlled safety data No association with death, increased risk of falls, sedation, or cognitive decline observed Four controlled Phase 3 clinical trials evaluated AXS-05 in Alzheimer’s disease agitation Two distinct trial paradigms (parallel group and randomized withdrawal) is a strength Program evaluated both induction and maintenance effects of therapy Comprehensive Phase 3 clinical program Strong statistically significant and clinically meaningful efficacy demonstrated in ADVANCE-1, ACCORD-1, and ACCORD-2 Global improvement in Alzheimer’s disease severity observed Efficacy of AXS-05 in Alzheimer’s disease agitation

© Axsome Therapeutics, Inc. Q&A